Supplemental Oil and Natural Gas Information - Summary of Costs Incurred in Oil and Natural Gas Properties (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Acquisition costs:
Proved properties		$ 40,914	$ 2,498
Unproved properties	134,156	621,039	158,131
Development cost	714,796	258,825	16,344
Exploration cost	21,186	3,022	3,899
Total acquisition, development and exploration costs	$ 870,138	$ 923,800	$ 180,872